Exhibit 99.1

February 11, 2021

Code Chain New Continent Limited

No 2020 Zhongshanxi Road
Room 502A40
Xuhui District, Shanghai, China 200030

Board of Directors,

Please accept my resignation as a director at Code Chain New Continent Limited, effective from February 11, 2021.

I appreciate the opportunities from growth and development the company have provided during my tenure.

Please let know how I can be of help during the transition period. I wish the company the very best going forward.

Sincerely,

/s/ Min Zhu

Min Zhu